UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

Bespoke Extracts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52759	20-4743354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

323 Sunny Isles Boulevard, Suite 700

Sunny Isles Beach, FL 33160

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (855) 633-3738

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 5, 2019, Bespoke Extracts, Inc. (the “Company”) dismissed MaloneBailey, LLP (“MaloneBailey”) as the Company’s independent registered public accounting firm and engaged Liggett & Webb, P.A. (“Liggett & Webb”) as the Company’s independent registered public accounting firm. The reports of MaloneBailey on the Company’s financial statements for the years ended August 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that, the reports included an explanatory paragraph with respect to the uncertainty as to the Company’s ability to continue as a going concern. The decision to dismiss MaloneBailey and engage Liggett & Webb as the Company’s independent registered public accounting firm was approved by the Company’s board of directors.

During the years ended August 31, 2018 and August 31, 2017, and in the subsequent interim period through June 5, 2019, the Company has not had any disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to MaloneBailey’s satisfaction, would have caused MaloneBailey to make reference thereto in its report on the Company’s financial statements for such periods.

During the years ended August 31, 2018 and August 31, 2017, and in the subsequent interim period through June 5, 2019, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K except MaloneBailey having advised the Company that it identified material weaknesses in internal control over financial reporting as described in Item 9A of the Company’s annual report on Form 10-K for the year ended August 31, 2018.

The Company provided MaloneBailey with a copy of this disclosure set forth under this Item 4.01 and requested that MaloneBailey furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from MaloneBailey is attached hereto as Exhibit 16.1.

During the years ended August 31, 2018 and August 31, 2017 and in the subsequent interim period through June 5, 2019, the Company has not consulted with Liggett & Webb with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s financial statements, or any other matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from MaloneBailey, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bespoke Extracts, Inc.

Date: June 7, 2019	By:	/s/ Niquana Noel
Niquana Noel Chief Executive Officer

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